UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2012

LBI MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-110122	05-0584918
(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.

On July 17, 2012, LBI Media, Inc., a wholly-owned, subsidiary of LBI Media Holdings, Inc. (“Media”), issued a press release announcing that it is commencing private exchange offers (the “Exchange Offers”) to exchange (A) Media’s 11% Senior Secured Notes due 2019 (the “Senior Priority Secured Notes”) and 11% Junior Priority Senior Secured Notes due 2019 (the “Junior Priority Senior Secured Notes”) for any and all of Media’s 8 1/2% Senior Subordinated Notes due 2017 (the “Old Senior Subordinated Notes”) and (B)(i) if holders of at least a majority of the Old Senior Subordinated Notes consent, and do not withdraw their consents, to certain proposed amendments to the indenture governing the Old Senior Subordinated Notes (the “Old Senior Subordinated Notes Proposed Amendments”), Junior Priority Senior Secured Notes or (ii) if holders of at least a majority of the Old Senior Subordinated Notes do not consent to the Old Senior Subordinated Notes Proposed Amendments, Media’s 11% Senior Subordinated Notes due 2019 (the “2012 Senior Subordinated Notes”, and with the Senior Priority Secured Notes and the Junior Priority Senior Secured Notes, collectively, the “New Notes”) for any and all of Holdings’ 11% Senior Discount Notes due 2013 (the “Discount Notes”, and together with the Old Senior Subordinated Notes, the “Old Notes”). Media is required to exchange the 2012 Senior Subordinated Notes for Junior Priority Senior Secured Notes on or before February 28, 2013. Concurrently, Media is soliciting consents from holders of the Old Notes and Media’s 9 1/4% Senior Secured Notes due 2019 to certain proposed amendments to such outstanding notes and the indentures governing such outstanding notes.

The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Item 7.01 and the exhibit attached hereto is being furnished (not filed) under Item 7.01 of Form 8-K.

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any offer, solicitation or sale of the New Notes in any jurisdiction in which such offer, solicitation or sale is unlawful. The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of LBI Media, Inc. dated July 17, 2012 (announcing launch of exchange offers and consent solicitations).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on July 17, 2012.

LBI MEDIA HOLDINGS, INC.

By:	/s/ Blima Tuller
Blima Tuller
Chief Financial Officer